SUPPLEMENT TO THE PROSPECTUSES
AND STATEMENTS OF ADDITIONAL INFORMATION (SAIs)
OF
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN SECTOR FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN TAX STRATEGIC FUNDS
EVERGREEN BALANCED FUNDS
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
  (collectively, the “Funds”)

        Effective May 1, 2004, Evergreen Investment Services, Inc. ("EIS") will replace Evergreen Distributor, Inc. ("EDI") as the distributor to the Funds.  EIS, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly owned subsidiary of Wachovia Corporation.  Any references to EDI in all of the prospectuses and the SAIs for the Funds should be replaced with EIS.  Also, a sentence is now added to the end of the paragraph located in part one of the SAIs under the section entitled "Underwriting Commissions" as follows:  Amounts paid prior to May 1, 2004 were paid to Evergreen Distributor, Inc., the Funds' previous distributor.

May 1, 2004                                                                                                                                                                                               569619   (5/04)